EXHIBIT 10.39
Handelsbanken
Undertaking concerning loan payment
— for purposes other than personal consumption
Branch
Frölunda

Loan number
Borrower MOBITEC AKTIEBOLAG	Customer number

Provided that Svenska Handelsbanken AB (publ)/Stadshypotek AB grants extension of the loan period, at least the below amount must be amortised each...
Other terms for the loan remain unchanged

From 2010-03-31	Amount 1,500,000	SEK X	EUR	From	Amount	SEK EUR

In addition to this, interest due must be paid each time the loan period is extended.
  Other comments

Automatic payment

Account number	If an account number is stated, it implies an agreement that amounts due are paid by the bank debiting the account on the due date. The agreed due date will apply even if it is not a business day. The borrower is responsible for the required amount being available on the account on the due date.

Signature

Date 2009-06-16	Signature of borrower MOBITEC AB /s/ Agne Axelsson

Approval by guarantor and/or pledger who is not the borrower if the amortisation plan is changed

Date 2009-06-16		Signature of borrower/pledger DRI EUROPA AB /s/ Agne Axelsson
Date		Signature of borrower/pledger
Date		Signature of borrower/pledger
Date		Signature of borrower/pledger
Date		Signature of borrower/pledger
Signature of branch manager or equivalent	The documentation is correct		The change has been registered for the loan
	Date	Signature	Date	Signature